SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Financial Expense Income Net
Mark to Market of securities, net	$ 2,320	$ 2,208	$ 10
Bank interest income	(667)	(189)	(887)
Exchange rate differences	456	2,194	(14)
Other	10	8	(18)
Financial expense income net, total	$ 2,119	$ 4,221	$ (909)